UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported June 29, 2006.


                     Law Enforcement Associates Corporation
                     --------------------------------------
             (Exact name of registrant as Specified in its charter)

    Nevada                            0-49907                   56-2267438
    ------                           ---------                  ----------
(State or other jurisdiction    (Commission file number)         (IRS Employer
    of incorporation)                                       Identification No.)


                     100 Hunter Place, Youngsville, NC 27956
                     ---------------------------------------
               (Address of principal executive offices) (Zip Code)


                    ISSUER'S TELEPHONE NUMBER: (919) 554-4700

Item 5.02

     Effective June 23, 2006, Mike Wagner resigned as the Company's Chief Financial Officer and Principal Accounting Officer. Mr. Wagner agreed to remain as a consult to the Company.


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





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     Law Enforcement Associates Corporation
                                  (Registrant)


                              By: /s/ Paul Feldman
                                  -----------------------
                                  Paul Feldman, President


Dated: June 29, 2006.